                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ____)

Filed by the Registrant [   ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                CAMINOSOFT CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)    Title of each class of securities to which transaction applies:

             -------------------------------------------------------------------

      (2)    Aggregate number of securities to which transaction applies:

             -------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             -------------------------------------------------------------------

      (4)    Proposed maximum aggregate value of transaction:

             -------------------------------------------------------------------

      (5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount Previously Paid:

      --------------------------------------------------------------------------

      (2)    Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------

      (3)    Filing Party:

      --------------------------------------------------------------------------

      (4)    Date Filed:

      --------------------------------------------------------------------------

                                CAMINOSOFT CORP.
                         600 HAMPSHIRE ROAD, SUITE 105
                       WESTLAKE VILLAGE, CALIFORNIA 91361
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON MONDAY, APRIL 16, 2000

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CaminoSoft Corp. (the "Company") will be held at the principal executive offices of the Company, located at 600 Hampshire Road, Suite 105, Westlake Village, California, on Monday, April 16, 2001 at 2:00 p.m. P.S.T. for the following purposes, as more fully described in the attached Proxy Statement.

          1. To elect five members of the Board of Directors to serve until the next annual meeting of shareholders;

          2. To amend the Company's 2000 Option Plan;

          3. To ratify the selection of BDO Seidman, LLP as independent auditors for the fiscal year ending September 30, 2001; and

          4. To consider such other matters and transact such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors is not currently aware of any other business to come before the Annual Meeting.

     The Board of Directors has fixed the close of business on February 23, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.

     Accompanying this Notice are a Proxy and Proxy Statement. IF YOU WILL NOT BE ABLE TO ATTEND THE MEETING TO VOTE IN PERSON PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. The Proxy may be revoked at any time prior to its exercise at the meeting.

                                          By Order of the Board of Directors

                                          Stephen Crosson
                                          Secretary

March 15, 2001
Westlake Village, California

                                CAMINOSOFT CORP.
                         600 HAMPSHIRE ROAD, SUITE 105
                       WESTLAKE VILLAGE, CALIFORNIA 91361

                         ANNUAL MEETING OF SHAREHOLDERS
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished to the shareholders of CaminoSoft Corp., a California corporation (the "Company"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company. The proxies solicited hereby are to be voted at the Annual Meeting of Shareholders of the Company to be held on April 16, 2001 and any and all adjournments thereof (the "Annual Meeting").

     Shareholders of the Company will consider and vote upon the following proposals: (i) to elect five directors of the Company until the next annual meeting of shareholders; (ii) to amend the Company's 2000 Stock Option Plan;
(iii) to ratify the selection of BDO Seidman LLP as independent auditors for the fiscal year ending September 30, 2001; and (iv) to consider and transact such other business as may properly come before the Annual Meeting (collectively, the "Proposals").

     A form of proxy is enclosed for your use. The shares represented by each properly executed unrevoked proxy will be voted in accordance with the recommendations of the Board of Directors, including a vote in favor of the Proposals, unless a contrary instruction is indicated on the Proxy, in which case the Proxy shall be voted in accordance with such instructions. If no direction is made, the shares represented by each properly executed unrevoked proxy will be voted for the Proposals. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE ANNUAL MEETING, THE PROXY CONFERS DISCRETIONARY AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

     Any proxy given may be revoked at any time prior to the exercise thereof by filing with Stephen Crosson, Secretary of the Company, an instrument revoking such proxy or by the filing of a duly executed proxy bearing a later date. Any shareholder present at the meeting who has given a proxy may withdraw it and vote his or her shares in person if such shareholder so desires.

     It is contemplated that the solicitation of proxies will be made primarily by mail. Should it however appear desirable to do so in order to ensure adequate representation of shares at the meeting, officers, agents and employees of the Company may communicate with shareholders, banks, brokerage houses and others by telephone, telegraph, or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company. In following up the original solicitation of proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of the shares and will reimburse them for their expense in so doing. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained. This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about March 16, 2001.

                               VOTING SECURITIES

     Only holders of record of the Company's voting securities at the close of business on February 23, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of February 23, 2001, the Company had issued and outstanding the following securities, the holders of which are entitled to vote at the Annual Meeting: 8,184,556 shares of the Company's Common Stock ("Common Stock"). Each share of Common Stock that was issued and outstanding on the Record Date is entitled to one vote at the Annual

Meeting. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes entitled to be cast by all shareholders will constitute a quorum for the transaction of business at the Annual Meeting.

     Shareholders may cumulate their votes with respect to the election of directors of the Company if one or more shareholders gives notice at the Annual Meeting, prior to voting, of an intention to cumulate votes for a nominated director. A shareholder may cumulate votes by casting for the election of one nominee a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are entitled, or by distributing his votes on the same principal among as many candidates as he sees fit. If a proxy is marked "FOR" the election of directors, it may, at the discretion of the proxy holders, be voted cumulatively in the election of directors.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     At the Annual Meeting, five directors, who will constitute the entire Board of Directors, are to be elected to serve until the next Annual Meeting of Shareholders and until their successors shall be elected and shall qualify. All nominees have consented to being named herein and have agreed to serve if elected. The names of such nominees are as follows:

        Robert Pearson
        Walter Kornbluh
        Norman Baker
        Steven Spector
        Robert Degan

     Management proxies will be voted FOR the election of all of the above named nominees unless the shareholders indicate that the proxy shall not be voted for all or any one of the nominees. If cumulative voting is utilized, the proxy holders intend to distribute the votes represented by each proxy, unless such authority is withheld, among the five nominees named, in such proportion as they see fit. Nominees receiving the highest number of affirmative votes cast, up to the number of directors to be elected, will be elected as directors. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in the respective nominees receiving fewer votes. If, for any reason, any nominee should, prior to the Annual Meeting, become unavailable for election as a Director, an event not now anticipated, the proxies will be voted for such substitute nominee if any, as may be recommended by management. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

                                   PROPOSAL 2

                      AMENDMENT TO 2000 STOCK OPTION PLAN

     The Board of Directors has proposed an amendment to the Company's 2000 Stock Option Plan (the "Plan") to increase from 1,400,000 to 2,100,000 the number of shares of common stock reserved for grant under the Plan (the "Stock Option Amendment"). The Plan was originally approved by the Board of Directors in December 1999 and by the shareholders in April 2000. The amendment will be effective upon approval of the Company's shareholders.

     The following summary describes the material features of the Plan. The summary is qualified in its entirety by reference to the Plan. Copies of the Plan will be available at the Meeting and may also be obtained by making a written request to the Company.

PURPOSE

     The purpose of the Plan is to promote the long-term success of the Company by attracting, motivating and retaining directors, officers and key employees and consultants of the Company and its affiliates through the use of competitive long-term incentives which are tied to shareholder value. The Plan seeks to balance participants' and shareholder interests by providing incentives to the participants in the form of stock options which offer rewards for achieving the long-term strategic and financial objectives of the Company.

COMMON STOCK AVAILABLE

     Subject to adjustment as described below, the maximum number of shares of Common Stock which as of the date hereof may be awarded under the Plan may not exceed an aggregate of 1,400,000 shares. As described above, the Board of Directors has approved an amendment to reserve an additional 700,000 shares of common stock for options granted under the Plan. The Plan provides for equitable adjustment of the number of shares subject to the Plan and the number of shares of each subsequent award of stock thereunder and of the unexercised portion of the stock option award described below in the event of a change in the capitalization of the Company due to a stock split, stock dividend, recapitalization, merger or similar event.

ELIGIBILITY

     Persons who are eligible to receive stock options granted under the Plan are those individuals and entities as the Stock Option Committee or such other committee appointed by the Board of Directors to administer the Plan (the "Committee") in its discretion determines should be awarded such incentives given the best interest of the Company.

ADMINISTRATION

     The authority to control and manage the operation and administration of the Plan is vested in the Committee appointed by the Board of Directors from time to time. Members of the Committee serve at the pleasure of the Board of Directors. The Committee may from time to time determine which officers, directors and key employees and consultants of the Company and its affiliates may be granted options under the Plan, the terms thereof (including, without limitation, determining whether the option is an incentive stock option ("ISO") and the times at which the option shall become exercisable), and the number of shares for which an option or options may be granted. If rights of the Company to repurchase stock are imposed, the Board of Directors or the Committee may, in its sole discretion, accelerate, in whole or in part, the time for lapsing of any rights of the Company to repurchase shares or forfeiture restrictions. The Board of Directors or the Committee has the sole authority, in its absolute discretion. to adopt, amend and rescind such rules and regulations, consistent with the provisions of the Plan, as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and regulations, and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee are binding on all option holders under the Plan.

GRANT AND EXERCISE OF OPTIONS

     All ISOs will have option exercise prices per option share not less than the fair market value of a share on the date the option is granted, except in the case of ISOs granted to any person possessing more than 10% of the total combined voting power of all classes of stock in which case the price will be not less than 110% of such fair market value. The term of each option may not be more than 10 years, except that the term of each ISO issued to any person possessing more than 10% of the voting power of all classes of stock may not be more than five years.

     The vesting schedule for any option granted under the Plan will be determined by the Board of Directors or the Committee and will be set forth in a specific option agreement. To the extent not exercised, installments will accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires. The Committee has the right to accelerate the exercisability of any option.

     Each ISO granted pursuant to the Plan is exercisable, during the optionee's lifetime, only by the optionee or the optionee's guardian or legal representative. Neither the option nor any right to purchase stock may be transferred, assigned or pledged other than by will under the laws of descent and distribution.

     Payment of the purchase price is by cash or check, or, at the discretion of the Committee, by delivery of a promissory note or such other consideration as the Committee deems appropriate.

     The Committee may, in its discretion, assist any option holder in the exercise of options granted under the Plan, including the satisfaction of any tax arising therefrom by (i) authorizing the extension of loans from the Company, (ii) permitting the option holder to pay the exercise price in installments or (iii) authorizing a guaranty by the Company of a third party loan to the option holder.

AMENDMENT AND TERMINATION

     The Board of Directors may at any time suspend or terminate the Plan, and may amend it from time to time in such respects as the Board of Directors may deem advisable. Unless terminated by the Board of Directors earlier, the Plan will terminate on December 8, 2009.

     As of March 1, 2001, 17 individuals had been granted options for the purchase of 1,571,500 shares.

MARKET VALUE OF UNDERLYING SECURITIES

     On March 1, 2001, the closing bid price for the Company's Common Stock on the OTC Electronic Bulletin Board was $1.75.

FEDERAL INCOME TAX INFORMATION

     Under the terms of the Plan, options may be granted as either ISOs under
Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations thereunder or non-incentive stock options ("NSOs"). In general, an optionee does not recognize taxable income upon grant or exercise of an ISO and the Company is not entitled to any business expense deduction with respect thereto. However, upon the exercise of an ISO, the excess of the fair market value on the date of exercise of the shares received over the exercise price of the shares is treated as an item of adjustment for purpose of calculating alternative minimum taxable income. In order for the exercise of an ISO to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company or a subsidiary (within the meaning of Section 422 of the Code) from the date the ISO is granted through the date three months before the date of exercise (one year before the date of exercise in the case of an optionee who is terminated due to disability).

     If the optionee has held the shares acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the shares by the optionee, the difference, if any, between the sales price of the shares and the exercise price of the option is treated as long-term capital gain or loss. If the optionee does not satisfy these ISO holding period requirements (a "Premature Disposition"), the optionee will recognize ordinary income at the time of the disposition of the shares, generally in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. The balance of the gain realized, if any, will be long-term or short-term capital gain, depending on the holding period. If the optionee sells the shares prior to the satisfaction of the ISO holding period requirements, but at a price below the fair market value of the shares at the time the option was exercised, the amount of ordinary income is limited to the amount realized on the sale over the exercise price of the option. Upon a Premature Disposition, the Company and its subsidiaries are allowed a business expense deduction to the extent the optionee recognizes ordinary income.

     In general, an optionee to whom a NSO is granted recognizes no income at the time of the grant of the option. Upon exercise of a NSO, an optionee recognizes ordinary income and the Company is entitled to a deduction in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the option. The Company's deduction is conditioned upon its reporting the taxable income amount.

     The foregoing summary of the Plan is subject to the provisions of the Plan which is included as Appendix A to this Proxy Statement.

     The approval of the Stock Option Amendment requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote. Consequently, any shares not voted on the Stock Option Amendment (whether by abstention or broker non-votes) will have the same effect as votes against the Stock Option Amendment.

     THE BOARD OF DIRECTORS BELIEVES THAT IT IS IN THE BEST INTERESTS OF THE COMPANY TO HAVE STOCK OPTIONS AVAILABLE FOR GRANT TO EMPLOYEES, OFFICERS AND CONSULTANTS WHO PROVIDE SERVICES TO THE COMPANY. IN VIEW OF THE INCREASE IN THE NUMBER OF SUCH PERSONS, THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE STOCK OPTION AMENDMENT.

                                   PROPOSAL 3

                       SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors, acting on the recommendation of its Audit Committee, has selected the firm of BDO Seidman, LLP, which has served as independent auditors of the Company since 1998, to conduct an audit, in accordance with generally accepted auditing standards, of the Company's financial statements for the fiscal year ending September 30, 2001 (the "Auditor Proposal"). A representative of that firm is expected to be present at the meeting to respond to appropriate questions and will be given an opportunity to make a statement if he or she so desires. This selection is being submitted for ratification at the meeting. If not ratified, the selection will be reconsidered by the Board, although the Board will not be required to select different independent auditors for the Company. Unless otherwise instructed on your signed proxy, it will be voted FOR ratification of the selection of BDO Seidman, LLP. The approval of the Auditor Proposal requires the affirmative note of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. Any shares not voted on the Auditor Proposal (whether by abstention or broker non-votes) will have the same effect as votes against the Auditor Proposal.

     THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001.

                        MEETINGS; ATTENDANCE; COMMITTEES

     During the fiscal year ended September 30, 2000, the Board of Directors of the Company met 5 times. No incumbent member who was a director during the past fiscal year attended fewer than 75% of the aggregate of all meetings of the Board of Directors. There were no separate committees set up by the Board of Directors.

                           MANAGEMENT OF THE COMPANY

     Set forth below is certain information with respect to the directors and executive officers of the Company.

                NAME                   AGE                       POSITION
                ----                   ---                       --------
Norman Baker.........................  59     Director
Robert Pearson.......................  65     Director
Walter Kornbluh......................  69     President, Chief Executive Officer and
                                              Chairman of the Board
Stephen Crosson......................  41     Vice President of Operations, Secretary and
                                              Treasurer
Steven Spector.......................  54     Director
Robert A. Degan......................  61     Director
Barry Lederman.......................  52     Vice President of Marketing
Neil Murvin..........................  49     Vice President of Technology

     Norman Baker. Mr. Baker, a U.K. national, joined the Company in January 1994 as Managing Director of Interscience Computer Corporation-PLC. Mr. Baker has for the past fifteen years been a director and associate of N.B. Direct Mail Ltd., a U.K. domiciled direct marketing, research and mailing operation. Mr. Baker was elected to the Company's board in 1995.

     Robert Pearson. Mr. Pearson has been associated with Renaissance Capital Corporation ("RCC") since April 1994. Presently, Mr. Pearson serves as a Senior Vice President, Director of Corporate Finance of RCC. He served as Executive Vice President of the Thomas Group from May 1990 to March 1994. For 25 years, Mr. Pearson held various senior management positions at Texas Instruments, including Vice President of Finance from October 1983 to June 1985. Mr. Pearson holds directorships in the following companies: Poore Brothers, Inc., which manufactures and distributes snack food products, Integrated Security Systems, which manufactures and distributes security software and other products, and Thermoview Industries, a retailer of replacement vinyl windows. Mr. Pearson was elected to the Company's board in 1997.

     Walter Kornbluh. Mr. Kornbluh joined the Company in May 1997 as President. For the past 10 years, he has been the President and majority owner of Workout Specialist, Inc., a firm that specializes in assisting companies with financial problems. He spent 17 years as President of Marathon Office Supply, Inc., which distributed office supplies and was a public company whose stock was listed on the American Stock Exchange. Mr. Kornbluh is a Certified Public Accountant. Mr. Kornbluh was elected to the Company's board in 1997.

     Stephen Crosson. Mr. Crosson joined the Company in 1985 as Manager of accounting, government contracts and logistics. In September 1989, he left the Company to work for First Interstate Bank as a Financial Analysis Officer until March 1992. Mr. Crosson rejoined the Company and became Director of Operations in March 1992. In April 1995, Mr. Crosson became Vice President of Operations. In 1997, Mr. Crosson became Secretary and in April 1998, Treasurer of the Company.

     Steven Spector. Mr. Spector became a director in February 2000. Since 1971, Mr. Spector has practiced finance, banking and corporate reorganization law, most recently as a partner in the Los Angeles Office of McDermott, Will & Emery. In addition to practicing law, Mr. Spector is a partner in the investment group of LBS Investments, LLC, and a trustee of The Joseph B. Gould Charitable Foundation. Mr. Spector has lectured and taught extensively in his legal specialties of finance, banking and corporate reorganization.

     Robert Degan. Mr. Degan became a director on January 12, 2001. From 1989 to 1996, Mr. Degan was President and Chief Executive Officer of Tylink Corporation, a private company, which designs, manufactures and markets digital access products. From 1997 to 1998 Mr. Degan was Chairman, President and Chief Executive Officer of Summa Four Inc., a public company, which is a leading provider of switching platforms. Since the acquisition of Summa Four Inc. by Cisco Systems Inc., Mr. Degan has been the General Manager of the Enhanced Services & Migration Unit of Cisco Systems Inc.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

     Directors do not receive any annual compensation. Each outside director receives $1,000 for each meeting attended and reimbursement for out-of-pocket expenses for attending meetings. Mr. Pearson has waived the meeting fees.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company for the fiscal years ended September 30, 2000, and September 30, 1999 to its Chief Executive Officer and Chief Financial Officer (the "Named Executive Officers"). No other executive officer received compensation which exceeded $100,000 for the fiscal year ended September 30, 2000.

                              ANNUAL COMPENSATION

                                         FISCAL YEAR
                                            ENDED                              ALL OTHER
     NAME AND PRINCIPAL POSITION        SEPTEMBER 30,     SALARY     BONUS    COMPENSATION
     ---------------------------        -------------    --------    -----    ------------
Walter Kornbluh.......................      2000         $150,000(1)  --        $90,000(2)
  Chief Executive Officer and               1999         $150,000     --             --
  Chairman of the Board
Stephen Crosson.......................      2000         $120,000     --        $60,000(2)
  Vice President, Secretary and             1999         $ 97,083     --             --
  Treasurer

---------------
(1) Does not include fees paid to a consulting firm owned by Mr. Kornbluh. See "Certain Relationships and Related Party Transactions."

(2) Consists of the dollar value for 45,000 shares of common stock issued to Mr. Kornbluh and 30,000 shares of common stock issued to Mr. Crosson, as part of a March 2000 private placement.

                             OPTION GRANTS IN 2000

     The following table sets forth certain information regarding option grants during the fiscal year ended September 30, 2000 to Walter Kornbluh and Stephen Crosson, the Named Executive Officers.

                                                    NUMBER OF     PERCENTAGE OF
                                                    SECURITIES    TOTAL OPTIONS     AVERAGE
                                                    UNDERLYING     GRANTED TO      EXERCISE
                                                     OPTIONS      EMPLOYEES IN     PRICE PER
                       NAME                         GRANTED(1)        2000           SHARE
                       ----                         ----------    -------------    ---------
Walter Kornbluh...................................    92,000           5.85%         $0.56
Walter Kornbluh...................................   180,000          11.45%         $3.87
Walter Kornbluh...................................    90,000           5.72%         $5.00
Walter Kornbluh...................................    90,000           5.72%         $6.50
Walter Kornbluh...................................    90,000           5.72%         $7.50
Stephen Crosson...................................    48,000           3.05%         $0.56
Stephen Crosson...................................   120,000           7.63%         $3.87
Stephen Crosson...................................    60,000           3.82%         $5.00
Stephen Crosson...................................    60,000           3.82%         $6.50
Stephen Crosson...................................    60,000           3.82%         $7.50

---------------
(1) Options were granted under the year 2000 Employee Stock Option Plan and are exercisable for common stock of CaminoSoft Corp.

                  OPTION EXERCISES AND FISCAL YEAR-END VALUES

                                                                  NUMBER OF UNDERLYING         VALUE OF
                                                                   OPTIONS SECURITIES         UNEXERCISED
                                     SHARES                     UNEXERCISED AT YEAR-END         OPTIONS
                                   ACQUIRED ON     VALUE      ----------------------------    -----------
              NAME                  EXERCISE      REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE
              ----                 -----------    --------    -----------    -------------    -----------
Walter Kornbluh..................         --            --      92,000               --        $330,813
Stephen Crosson..................         --            --      48,000               --        $172,598

     There were no options exercised by the Named Executive Officers during fiscal year 2000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of February 23, 2001 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's directors; (iii) the named Executive Officers; and (iv) the executive officers and directors of the Company as a group:

                                                                  COMMON STOCK(1)
                                                           -----------------------------
                                                                          PERCENTAGE OF
                                                           NUMBER OF          SHARES
                   NAME AND ADDRESS(2)                      SHARES        OUTSTANDING(3)
                   -------------------                     ---------      --------------
Frank J. LaChapelle(4)...................................    685,000           8.36
Robert Pearson(5)........................................         --             --
Norman Baker.............................................    152,000(6)        1.82
Steven Spector...........................................     90,000(7)        1.09
Walter Kornbluh..........................................  1,170,000(8)       12.73
Stephen Crosson..........................................    768,800(9)         8.6
Robert Degan.............................................     65,000(10)         --
Renaissance Capital Growth & Income Fund III, Inc. ......  2,815,000(11)      32.17
  8080 N. Central Expressway
  Suite 210
  Dallas, Texas 75206
Renaissance US Growth & Income Trust PLC.................  1,000,000          12.21
  8080 N. Central Expressway
  Suit 210
  Dallas, Texas 75206
All executive officers and directors as a group (6
  persons)...............................................  2,245,800          22.53

---------------
 (1) As used herein, the term beneficial ownership is defined by Rule 13d.3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power and/or sole or shared investment power subject to community property laws where applicable.

 (2) The address of each person is c/o the Company at 600 Hampshire Road, Suite 105, Westlake Village, California 91361.

 (3) Based on 8,184,556 shares of Common Stock outstanding as of February 23, 2001.

 (4) All shares are held in the LaChapelle Family Trust with respect to which Mr. LaChapelle exercises voting and investment power. See footnotes (8) and
     (9) below.

 (5) Does not include and shares owned by the Renaissance Capital Growth and Income Fund III and Renaissance U.S. Growth & Income Trust PLC. Mr. Pearson is an executive officer of RCG and Renaissance Capital Growth and Income Fund III.

 (6) Includes three year warrants to purchase 50,000 shares of Common Stock of the Company at $1.00 per share and four year non-qualified options from the Company to purchase 65,000 shares at $3.63 per share.

 (7) Includes four year non-qualified stock options from the Company for 65,000 shares at $3.63 per share.

 (8) Includes currently exercisable options to purchase 300,000 shares from RCG at $2.00 per share and 120,000 shares from Frank LaChapelle at $3.00 per share and 82,200 shares from La Jolla Cove Investors for $1.80 per share and 12,000 shares from the Company at $.56 per share, 180,000 shares from the Company at $3.87 per share, 90,000 shares from the Company at $5.00 per share, 90,000 shares from the Company $6.50 per share and 90,000 shares from the Company at $7.50 per share.

 (9) Includes currently exercisable options to purchase 200,000 shares form RCG at $2.00 per share and 80,000 shares from Frank LaChapelle at $3.00 per share and 54,800 shares from La Jolla Cove Investors at $1.80 per share and 48,000 shares from the Company at $.56 per share, 120,000 shares from the Company at $3.87 per share, 60000 shares from the Company at $5.00 per share, 60,000 shares from the Company at $6.50 per share and 60,000 shares from the Company at $7.50 per share.

(10) Consists of four year non-qualified stock options from the Company for 65,000 shares at $3.63 per share.

(11) According to Schedule 13D, dated September 13, 1994, filed with the Commission, RCG is the investment advisor of Renaissance Capital Growth & Income Fund III, Inc. (the "Fund"). The Fund owns 2,250,000 shares of the Company's Common Stock and has three year warrants to purchase 500,000 shares of Common Stock at $1.00 per share and four year options to purchase 65,000 shares at $3.63 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During fiscal 2000 and 1999, the Company paid $32,000 and $111,400, respectively, in consulting fees to a firm owned by Walter Kornbluh, the Company's Chairman of the Board.

SUBMISSION OF SHAREHOLDER PROPOSALS

     Shareholders are advised that any shareholder proposal, including nominations to the Board of Directors, intended for consideration at the 2002 Annual Meeting must be received by the Company no later than November 20, 2001 to be included in the proxy materials for the 2001 Annual Meeting. It is recommended that shareholders submitting proposals direct them to Stephen Crosson, Secretary of the Company, and utilize certified mail, return receipt requested in order to ensure timely delivery.

ANNUAL REPORT TO SHAREHOLDERS

     The Annual Report to Shareholders for the fiscal year ended September 30, 2000 is being mailed to the shareholders concurrently herewith, but such Report is not incorporated in this Proxy Statement and is not deemed to be part of the proxy solicitation materials.

OTHER MATTERS

     The Board of Directors knows of no matter to come before the Annual Meeting other than as specified herein. If other business should, however, be properly brought before such meeting, the persons voting the proxies will vote them in accordance with their best judgment.

     SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

                                          By Order of the Board of Directors

REVOCABLE PROXY

                                CAMINOSOFT CORP.
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 16, 2001

    The undersigned hereby appoints Walter Kornbluh and Stephen Crosson with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Company Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the principal executive offices of the Company, located at 600 Hampshire Road, Suite 105, Westlake Village, California, on Monday, April 16, 2001 at 2:00 p.m. P.S.T. as follows:

1. The election of directors of all nominees listed below (except as marked to the contrary below.)

Robert Pearson     [ ] VOTE FOR    [ ] WITHHELD   Walter Kornbluh    [ ] VOTE FOR   [ ] WITHHELD
Norman Baker     [ ] VOTE FOR    [ ] WITHHELD     Steven Spector      [ ] VOTE FOR   [ ] WITHHELD
Robert Degan      [ ] VOTE FOR    [ ] WITHHELD

2. The approval of an amendment of the Company's 2000 Stock Option Plan increasing the number of shares of Common Stock reserved therein from 1,400,000 to 2,100,000
                 [ ] VOTE FOR    [ ] AGAINST    [ ] ABSTAIN

3. The ratification of the selection of BDO Seidman, LLP as independent auditors for the fiscal year ending September 30, 2001

                 [ ] VOTE FOR    [ ] AGAINST    [ ] ABSTAIN

    The Board of Directors recommends a vote "FOR" each of the listed propositions.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE THOSE PERSONS NAMED IN THIS PROXY TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 2001 ANNUAL MEETING.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    Should the undersigned be present and elect to vote at the Meeting and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

    The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a Proxy Statement dated March 9, 2001 and an Annual Report to Shareholders.

                                                      Dated , 2001

                                                      --------------------------
                                                              SIGNATURE

                                                      --------------------------
                                                      PRINT NAME OF SHAREHOLDER

                                                      --------------------------
                                                              SIGNATURE

                                                      --------------------------
                                                      PRINT NAME OF SHAREHOLDER

                                                      Please sign exactly as
                                                      your name appears on the
                                                      envelope in which this
                                                      card was mailed. When
                                                      signing as attorney,
                                                      executor, administrator,
                                                      trustee or guardian,
                                                      please give your full
                                                      title. If shares are held
                                                      jointly, each holder
                                                      should sign.

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.